UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 15, 2022
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
On February 15, 2022, Sila Realty Trust, Inc. (the “Company”), Sila Realty Operating Partnership, LP (“SROP”) and certain of the Company’s subsidiaries, entered into a senior unsecured revolving credit agreement (the “Revolving Credit Agreement”) with Truist Bank, as Administrative Agent, and Truist Securities, Inc., BMO Capital Markets Corp., Capital One, National Association, and Wells Fargo Securities LLC, as Co-Syndication Agents, Joint Lead Arrangers, and Joint Book Runners, and the other lenders listed as lenders in the Revolving Credit Agreement. The aggregate commitments available to the Company total $500,000,000, which may be increased, subject to lender approval, through incremental term loans and/or revolving loan commitments in an aggregate amount not to exceed $1,000,000,000. The maturity date for the Revolving Credit Agreement is February 15, 2026, which, at the Company's election, may be extended for a period of six-months on no more than two occasions, subject to certain conditions, including the payment of an extension fee. The Revolving Credit Agreement was entered into to replace the Company’s prior $500,000,000 revolving line of credit, which had a maturity date of April 27, 2022, with the option to extend for one twelve-month period. The Company did not exercise the option to extend. The Revolving Credit Agreement contains customary representations and warranties. Upon closing of the Revolving Credit Agreement, the Company extinguished all commitments associated with the prior revolving line of credit and closed that loan in its entirety.
Simultaneously with the Revolving Credit Agreement’s execution, on February 15, 2022, the Company, SROP, and certain of the Company’s subsidiaries, entered into the senior unsecured term loan agreement (the “Term Loan Agreement”) with Truist Bank, as Administrative Agent, and Truist Securities, Inc., BMO Capital Markets Corp., Capital One, National Association, and Wells Fargo Securities LLC, as Joint Lead Arrangers and Joint Book Runners, and the other lenders listed as lenders in the Term Loan Agreement. The Term Loan Agreement, which was fully funded at closing, is made up of aggregate commitments of up to $300,000,000, which may be increased, subject to lender approval, to an aggregate amount not to exceed $600,000,000. The Term Loan has a maturity date of December 31, 2024, and, at the Company's election, may be extended for a period of six-months on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee. The Term Loan Agreement contains customary representations and warranties. The Term Loan Agreement was entered into to replace the Company’s prior term loan, which was paid off in its entirety upon closing of the Revolving Credit Agreement and the Term Loan Agreement.
Lender commitments to the Revolving Credit Agreement and Term Loan Agreement were oversubscribed. The Revolving Credit Agreement and Term Loan Agreement are pari passu, and the Company refers to the Revolving Credit Agreement and the Term Loan Agreement together as the “Unsecured Credit Facility,” which have aggregate commitments available of $800,000,000.
Borrowings under the Unsecured Credit Facility are guaranteed by SROP, and certain other subsidiaries of the Company, pursuant to Guaranty Agreements in favor of Truist Bank, as Administrative Agent, for itself and the lenders in the Unsecured Credit Facility.
The proceeds of the loans may be used to finance the purchase of properties, for tenant improvements and leasing commissions with respect to real estate, for repayment of indebtedness, for capital expenditures with respect to real estate, and for general corporate and working capital purposes. The Company may prepay the loans at any time, subject to certain notice requirements.
At the Company’s election, loans under the Unsecured Credit Facility may be made as Base Rate Loans or Secured Overnight Financing Rate (“SOFR”) Loans. The applicable margin for loans that are Base Rate Loans is adjustable based on a total leverage ratio, ranging from 0.25% to 0.90%. The applicable margin for loans that are SOFR Loans is adjustable based on a total leverage ratio, ranging from 1.25% to 1.90%. In addition to interest, the Company is required to pay a fee on the unused portion of the lenders’ commitments under the Revolving Credit Agreement at a rate per annum equal to 0.20% if the average daily amount outstanding under the Revolving Credit Agreement is less than 50% of the aggregate commitments, or 0.15% if the average daily amount outstanding under the Revolving Credit Agreement is equal to or greater than 50% of the aggregate commitments. The unused fee is payable quarterly in arrears.
The Unsecured Credit Facility contains customary financial and operating covenants, including covenants relating to a maximum consolidated leverage ratio, maximum secured leverage ratio, fixed charge coverage ratio, minimum consolidated tangible net worth, maximum distribution/payout ratio, covenants restricting the incurrence of debt, imposition of liens, and entering into affiliate transactions.

The material terms of the Revolving Credit Agreement and Term Loan Agreement are qualified in their entirety by the terms of the agreements attached hereto as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K, and are incorporated herein by reference.
Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K, other than historical facts may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the use of proceeds of the Company’s loans and potential loan elections and prepayments, may constitute forward-looking statements. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are subject to various risks and uncertainties, and factors that could cause actual results to differ materially from the Company’s expectations, including the risk that the expected benefits of the Company's pure-play healthcare REIT strategy are not achieved and that, the availability of suitable investment opportunities, changes in interest rates, the availability and terms of financing, general economic conditions, market conditions, legislative and regulatory changes could adversely impact the business of the Company. These factors mentioned as well as other factors, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended 2020, a copy of which is available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether, as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1*
Revolving Credit Agreement, dated as of February 15, 2022, among Sila Realty Trust, Inc., as Borrower, the lenders from time to time as party to this agreement, the issuing banks from time to time as party to the Revolving Credit Agreement, Truist Bank, as Administrative Agent, Hancock Whitney Bank, as Documentation Agent, Truist Securities, Inc., BMO Capital Markets Corp., Capital One, National Association, and Wells Fargo Securities LLC, as Co-Syndication Agents, and Truist Securities, Inc., BMO Capital Markets Corp., Capital One, National Association, and Wells Fargo Securities LLC, as Joint Lead Arrangers and Joint Book Runners.

10.2*
Term Loan Agreement, dated as of February 15, 2022, among Sila Realty Trust, Inc., as Borrower, the lenders from time to time as party to the Term Loan Agreement, Truist Bank, as Administrative Agent, and Truist Securities, Inc., BMO Capital Markets Corp., Capital One, National Association, and Wells Fargo Securities LLC as Joint Lead Arrangers and Joint Book Runners.

10.3
Guaranty Agreement (Revolving Credit Agreement), dated as of February 15, 2022, by and among Sila Realty Operating Partnership, LP, Sila Operating Partnership, LP, and Sila REIT, LLC, each a Required Guarantor, and collectively, the Required Guarantors, and each of the subsidiaries of Sila Realty Trust, Inc., as Borrower, that are signatories to the agreement and each additional guarantor that may become a party to the Guaranty Agreement, individually and collectively, jointly and severally, the Guarantors, to and for the benefit of Truist Bank, as Administrative Agent, for itself and the lenders listed in the Guaranty Agreement.

10.4
Guaranty Agreement (Term Loan Agreement), dated as of February 15, 2022, by and among Sila Realty Operating Partnership, LP, Sila Operating Partnership, LP, and Sila REIT, LLC, each a Required Guarantor, and collectively, the Required Guarantors, and each of the subsidiaries of Sila Realty Trust, Inc., as Borrower, that are signatories to the agreement and each additional guarantor that may become a party to the Guaranty Agreement, individually and collectively, jointly and severally, the Guarantors, to and for the benefit of Truist Bank, as Administrative Agent, for itself and the lenders listed in the Guaranty Agreement.

*
Certain schedules and exhibits to this agreement have been omitted pursuant to Item 602(b)(10) of Regulation S-K and the Company agrees to supplementally furnish to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: February 22, 2022	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer